July 2012 Exhibit 99.1

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; oversupply of inventory and continued deterioration in values of real estate in California and other states where our bank makes loans, both residential and commercial; a prolonged slowdown in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, business and consumer credit, securities, executive compensation and insurance) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations; the availability and effectiveness of hedging instruments and strategies; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes; threats to the stability and security of our technology hardware and software, and to the stability and security of any related vendor or customer hardware and software; the ability to increase market share and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effects on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2011, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.
Safe Harbor

Total Assets: $6.5 Billion
Gross Loans: $3.4 Billion
Total Deposits (Including Repos): $5.2 Billion
Total Equity: $748 Million
Source: Q2 2012 earnings release & company filings. *non-covered loans
Largest financial institution headquartered in the Inland Empire region of Southern
California.  Founded in 1974.
Serves 40 cities with 42 business financial centers and 5 commercial banking centers throughout the Inland Empire, LA County, Orange County and the Central Valley of
California
Average Cost of Deposits = 0.13%
Significant equity ownership board of directors: approximately 16%
CVB Financial Corp. (CVBF)

Name Name Position Position
Banking Banking
Experience Experience
CVBF CVBF
Service Service
Christopher D. Myers President & CEO 28 Years 6 Years
Richard C. Thomas
Executive Vice President
Chief  Financial Officer
3 Years 2 Years
James F. Dowd
Executive Vice President
Chief  Credit Officer
35 Years 4 Years
David C. Harvey
Executive Vice President
Chief  Operations Officer
23 Years 3 Years
David A. Brager
Executive Vice President
Sales Division
24 Years 9 Years
R. Daniel Banis
Executive Vice President
CitizensTrust
30 Years New
Yamynn DeAngelis
Executive Vice President
Chief  Risk Officer
33 Years 25 Years
Richard Wohl
Executive Vice President
General Counsel
24 Years New
Experienced Leadership

Who is…

Rank Name
Asset Size (3/31/12)
1 Wells Fargo
$1,333,799
2 Union Bank
$92,323
3 Bank of the West
$62,343
4 First Republic Bank
$29,719
5 OneWest Bank
$25,010
6 City National Bank
$24,038
7 East West Bank
$21,750
8 SVB Financial
$20,818
9 Cathay Bank
$10,557
10

CVB Financial Corp
CVB Financial Corp
$6,506
$6,506
11 Pacific Capital Bank
$5,846
12 Pacific Western Bank
$5,448
13 Westamerica Bank
$5,060
14 Farmers & Merchants of Long Beach
$4,769
Largest Banks
Headquartered in California
In millions In millions

•
•
141 Consecutive Quarters of Profitability
141 Consecutive Quarters of Profitability
•
•
91 Consecutive Quarters of Cash Dividends
91 Consecutive Quarters of Cash Dividends
•
•
#11 Forbes Magazine Best Banks (December 2011)
#11 Forbes Magazine Best Banks (December 2011)
•
•
BauerFinancial Report
BauerFinancial Report
Five Star Rating (March 2012)
Five Star Rating (March 2012)
•
•
Fitch Rating
Fitch Rating
BBB (October 2011)
BBB (October 2011)
Bank Accomplishments & Ratings

Our Markets Our Markets

9 42 Business Financial Centers 42 Business Financial Centers 5 Commercial Banking Centers 5 Commercial Banking Centers Existing Locations

(000’s)
# of Center
Locations
Total Deposits
(6/30/11)
Total Deposits
(6/30/12)
Los Angeles County
17 $1,858,203 $1,926,234
Inland Empire
(Riverside & San Bernardino Counties)
11
$1,631,031 $1,652,751
Central Valley

$751,190 $792,246
Orange County
8 $579,049 $560,978
Other
0
$220,218 $234,277
Total 47
$5,039,691 $5,166,486
*Includes Customer Repurchase Agreements
Average Cost of Deposits
0.24%
0.16%
Deposits*

(000’s) Non-Interest Bearing Deposits

Source: Q2 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA
banks with assets $2 - $25 billion. | Peer Data as of 3/31/12
Deposit Cost Comparison
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
2007 2008 2009 Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
Q2
2012
CVBF Peers

6 Months
6/30/11
6 Months
6/30/12
%
Change
Service Charges on Deposit Accounts $7,751,943 $8,191,960 5.68%
Service Charges/Total Deposits (Annualized) 0.31% 0.32%

*Includes Customer Repurchase Agreements
Service Charge Income*
Average Cost of Deposits
0.24%
0.16%

(000’s)
Non-Covered
Loans*
Covered
Loans*
Total Loans* %
Los Angeles County
$1,153,762 $14,777 $1,168,539 34.07%
Central Valley
$599,848 $214,156 $814,004 23.73%
Inland Empire
(Riverside & San Bernardino Counties)
$629,644 $2,480 $632,124 18.43%
Orange County
$468,057 $113 $468,170 13.65%
Other
$332,184 $15,123 $347,307 10.13%
Total
$3,183,495 $246,649 $3,430,144 100%
*Prior to MTM discount and loan loss reserve *Prior to MTM discount and loan loss reserve
(Includes loans Held for Sale) (Includes loans Held for Sale)
as of 6/30/2012
Total Loans*

(000’s)
*Removed Mortgage Pools and Construction Loans *Removed Mortgage Pools and Construction Loans
Adjusted Non-Covered Loans*
$515 million
$188 million $188 million
Total Non-Covered Loans
$3,800,000
$2,000,000
$2,200,000
$2,400,000
$2,600,000
$2,800,000
$3,000,000
$3,200,000
$3,400,000
$3,600,000
Q3
2009
Q4 Q1
2010
Q2 Q3  Q4 Q1
2011
Q2 Q3  Q4 Q1
2012
Q2

Source: Q2 2012 earnings release & company reports | *Non-covered loans
Total Loans by Type
Total Loans by Type
Commercial RE
Non-Owner Occupied
39.5%
Consumer
1.5%
SFR Mortgage
5.0%
Municipal Lease Finance Receivables  3.4%
Auto & Equipment  0.5%
Dairy, Livestock  & Agribusiness 9.1%
Commercial & Industrial
16.5%
Construction RE   2.2%
Commercial RE
Owner Occupied  22.3%
Loan Portfolio Composition*

(000’s)
Net of Discount
$184 million
$36.5 million
Includes Loans Held for Sale
Total Covered Loans
$-
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
Q4
2009
Q1
2010
Q2 Q3  Q4 Q1
2011
Q2 Q3  Q4 Q1
2012
Q2

18 Non-Performing Assets Non-Covered

Loan Loss Allowance/ Charge-Offs --Non-Covered --

20 Classified Loans Non-Covered

CVBF’s strong loan underwriting culture has limited its exposure to problem credits
Continued profitability has allowed CVB to build its capital base and reserves for loan losses.
Superior Credit Quality
Texas Ratio
Texas Ratio
NPA’s/Loans & OREO
NPA’s/Loans & OREO
Source: Q2 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR
& WA banks with assets $2 -$25 billion. | Peer data as of 3/31/12
Non-Covered

Profits Profits

(000’s) Net Income After Taxes Net Income After Taxes $23.6 Million $23.6 Million Net Income

2008 2009 2010 2011
Six Months to
6/30/2012
Net Interest Income
$193,679 $222,264 $259,317 $234,681
$121,562
Provision for Credit Losses
($26,600) ($80,500) ($61,200) ($7,068)
$0
Other Operating
Income/Expenses (Net)
($81,331) ($52,515) ($111,378) ($106,809)
($51,613)
Income Taxes
($22,675) ($23,830) ($23,804) ($39,071)
($24,062)
Net Profit After Tax
$63,073 $65,419 $62,935 $81,733 $45,887

(000’s)
Earnings

25 *Normalized excludes accelerated accretion on covered loans Normalized* Normalized* Net Interest Margin

Source: Q2 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion. | Peer data as of 3/31/12
Net Interest Margin
Return on Average Assets
Return on Average  Tangible Equity
Peer Profitability Metrics

Expenses Expenses

28 Expenses

Capital Capital

Regulatory
Minimum Ratio
Regulatory
Well-Capitalized Ratio
March 31, 2012
Tier 1 Risk-based Capital Ratio 4.0% 6.0% 18.18%
Total Risk-based Capital Ratio 8.0% 10.0% 19.44%
Tier 1 Leverage Ratio 4.0% 5.0% 11.35%
Tangible Capital Ratio 4.0% 5.0% 10.38%
Core Tier 1 Capital Ratio 15.57%

Capital Ratios

Source: Q1 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion
Peer Capital Metrics
Tier 1 Capital Ratio
Total Risk – Based Capital Ratio
Tangible Common Equity/Tangible Assets

Securities/Investments Securities/Investments

Source: Q2 2012 earnings release. As of  06/30/2012 securities held-to-maturity were valued at approximately $2.2million | Yield on securities represents the fully taxable
equivalent
*Securities Available For Sale
Securities portfolio totaled $2.3 billion at 6/30/2012.  The portfolio represents 34.7% of the Bank’s total assets
Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the implied guarantee of the U.S. government. 99% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 4 % of the municipal bond portfolio
Government Agency &
GSEs
1.43%
MBS
38.17%
CMO
31.87%
Municipal Bonds
28.07%
Yield on securities Yield on securities
portfolio = 2.91% portfolio = 2.91%
for the 2 for the 2 Quarter 2012 Quarter 2012
Securities Portfolio*
--$2.3 Billion--
Trust Preferred
0.46%
nd

Securities Portfolio*
$2.3 Billion
Mark-to-Market
(Pre-tax)
(000’s)
*Securities Available For Sale
$75,145
$75,145
MBS & CMO’s
$32,613
Municipal Municipal
Bonds Bonds
$42,323 $42,323
Other Securities Other Securities
$209 $209

35 *Includes overnight funds held at the Federal Reserve, Interest earning - due from Correspondent Banks, other short-term money market accounts or certificates of deposit CVBF Assets

12/31/06
$5.7 Billion
6/30/12
$5.8 Billion
TOTAL DEPOSITS*
Jr. Subordinated
Debentures
Other Liabilities
BORROWINGS
Jr. Subordinated
Debentures
BORROWINGS
TOTAL DEPOSITS*
Other Liabilities
*Includes Customer Repurchase Agreements
CVBF Liabilities

Our Growth Strategy Our Growth Strategy

Citizens Business Bank will strive to
Citizens Business Bank will strive to
become the dominant financial services
become the dominant financial services
company operating throughout the state
company operating throughout the state
of California, servicing the
of California, servicing the
comprehensive financial needs of
comprehensive financial needs of
successful small to medium sized
successful small to medium sized
businesses and their owners.
businesses and their owners.

Our Vision

The best
The best
privately-held and/or family-owned
privately-held and/or family-owned
businesses throughout California
businesses throughout California
—
—
Annual revenues of $1-200 million
Annual revenues of $1-200 million
—
—
Top 25% in their respective industry
Top 25% in their respective industry
—
—
Full relationship
Full relationship
banking
banking
—
—
Build 20-year relationships
Build 20-year relationships
Target Customer

40 Acquisitions Acquisitions --Banks-- --Trust-- Same Store Same Store Sales Sales DeNovo DeNovo Three Areas of Growth

•
•
Target size: $200 million to $2 billion in assets
Target size: $200 million to $2 billion in assets
•
•
Financial & Strategic
Financial & Strategic
•
•
In-market and/or adjacent geographic market
In-market and/or adjacent geographic market
(California only)
(California only)
--Banks--
--Banks--
--Trust/Investment--
--Trust/Investment--
•
•
Target size: AUM of $200 million to $1 billion
Target size: AUM of $200 million to $1 billion
•
•
In California
In California
--Banking Teams--
--Banking Teams--
•
•
In-
In-
market & ‘new’
market & ‘new’
markets
markets
Acquisition Strategy

•
•
Quality Loan Growth
Quality Loan Growth
•
•
Non-Interest Bearing Deposit Growth
Non-Interest Bearing Deposit Growth
•
•
Non-Interest Income Growth
Non-Interest Income Growth
•
•
Expense Control
Expense Control
•
•
Grow Through Acquisition
Grow Through Acquisition
Our ‘Critical Few’

•
• Strong Capital position
Strong Capital position
•
• Strong, disciplined credit underwriting/credit culture
Strong, disciplined credit underwriting/credit culture
•
• Drive low-cost, sustainable deposits
Drive low-cost, sustainable deposits
•
• Multiple forms of growth (don’t depend on one)
Multiple forms of growth (don’t depend on one)
•
• Same Store Sales
Same Store Sales
•
• DeNovo
DeNovo
•
• Acquisitions
Acquisitions
•
• Cross-sell: capture the whole wallet
Cross-sell: capture the whole wallet
•
• Build new Fee Income opportunities
Build new Fee Income opportunities
•
• Long-term outlook
Long-term outlook
Our Strategic Focus